UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             -----------------------

                                    FORM 8-K

                             -----------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 18, 2003

                           Covanta Energy Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                        1-3122                      13-5549268
--------------------------------------------------------------------------------
 (State or Other Jurisdiction    (Commission File              (IRS Employer
      of Incorporation)              Number)                 Identification No.)


40 Lane Road, Fairfield, New Jersey                                     07004
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 2. Acquisition or Disposition of Assets.

As previously reported, on September 5, 2003, Covanta Energy Corporation, a Delaware corporation ("Covanta" or the "Company") and certain of its subsidiaries (collectively, the "Sellers") executed an ownership interest purchase agreement (as amended, the "Original Agreement") with certain affiliates of ArcLight Energy Partners Fund I, L.P. and Caithness Energy, L.L.C (collectively, the "Stalking Horse Buyers") providing, among other things, for the sale of the Sellers' interests in Heber Geothermal Company, Heber Field Company, Second Imperial Geothermal Company, and Mammoth-Pacific L.P (a non-debtor affiliate of Covanta) (the "Geothermal Business") for a purchase price of $170,000,000, subject to higher or better offers. The Original Agreement entitled the Stalking Horse Buyers to a break-up fee of $5,375,000 (the "Break-Up Fee") in the event that a higher or better offer was chosen in the auction. On September 29, 2003, the United States Bankruptcy Court for the Southern District of New York (the "Court") entered an order approving the competitive bidding and auction procedures, including the Break-Up Fee, for the purpose of obtaining the highest or best offer for the Geothermal Business (the "Bidding Procedures Order"). On November 19, 2003, the Court held an auction to consider bids for the Geothermal Business pursuant to the Court-approved bidding procedures. During the auction, Covanta and its creditor representatives considered various bids for the Geothermal Business. Following the auction, Covanta, with the consent of its creditor representatives, determined that the bid submitted by certain affiliates of Ormat Nevada, Inc. ("Ormat"), which offered a purchase price of $214,000,000, subject to a working capital adjustment, represented the highest or best offer for the Geothermal Business. On November 21, 2003, the Court entered an order approving the sale of the Geothermal Business to Ormat pursuant to a purchase agreement that was executed on November 21, 2003 (the "Purchase Agreement"). Because Ormat's bid was determined to be the highest or best offer for the Geothermal Business, as required by the Original Agreement and the Bidding Procedures Order, Covanta will pay the Stalking Horse Buyers the Break-Up Fee.

On December 18, 2003 Covanta sold the Geothermal Business to Ormat pursuant to the Purchase Agreement for cash consideration of $214,000,000, subject to a working capital adjustment. Ormat is a power technology firm in the area of distributed generation using locally available energy sources, including geothermal energy. The Geothermal Business consists of assets and liabilities related to the generation and sale of electrical output and the production and sale of geothermal fluid, including related equity interests and partnership interests and certain contracts and leases. Specific assets included in the sale a 100% ownership in the Heber Geothermal power plant, having a nameplate capacity of 52 MW and located near Heber in Imperial County, Southern California, 100% ownership in the lessee position of the SIGC geothermal power plant having a nameplate capacity of 48 MW, adjacent to the Heber Geothermal plant, and 50% ownership interest in the 40 MW Mammoth Geothermal power plant, located near the city of Mammoth, Mono County, California.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of business acquired: Not applicable.

(b) Pro forma financial information:

         Pro forma financial information for the Registrant, including the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002, the Unaudited Pro Forma Statement of Operations for the nine months ended September 30, 2003 and the Unaudited Pro Forma Balance Sheet as of September 30, 2003 and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, are filed herewith.

(c) Exhibits: Not applicable.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

The pro forma financial information represents, in the opinion of management, all adjustments necessary to present the Company's pro forma results of operations and financial position in accordance with Article 11 of Regulation S-X and is based upon available information and certain assumptions considered reasonable under the circumstances. The pro forma statements of operations also exclude any gains on the sale of the Geothermal Business (as defined above), and any other non-recurring charges or credits attributable to the transaction. The unaudited pro forma condensed consolidated financial statements present financial information for Covanta giving effect to the sale of the Geothermal Business, which was effective as of December 18, 2003. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2003 is presented as if the transaction occurred on that date. The historical amounts were derived from unaudited financial statements included in Covanta's quarterly report on Form 10-Q for the period ended September 30, 2003. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2002 is presented as if the transaction had occurred on December 31, 2001. The historical amounts were derived from audited financial statements included in Covanta's annual report on Form 10-K for the year ended December 31, 2002. The pro forma financial statements should be read in conjunction with the Company's unaudited consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003 and audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, filed on November 14, 2003 and March 31, 2003, respectively. The pro forma information may not necessarily be indicative of what the Company's financial position or results of operations would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company's results of operations or financial position for any future period or date.

       COVANTA ENERGY CORPORATION (DEBTOR IN POSSESSION) AND SUBSIDIARIES
             UNAUDITED PROFORMA CONDENSED STATEMENT OF CONSOLIDATED
                       OPERATIONS AND COMPREHENSIVE (LOSS)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003



                                                                    Business To Be             Pro Forma
                                                   As Reported          Disposed               Adjustment            Pro Forma
                                                   -----------         --------                ----------            ---------
                                                         (In Thousands of Dollars, Except Per Share Amounts)

Service revenues                                   $390,270            $    153                $      -                 $390,117
Electricity and steam sales                         277,669              54,233                                          223,436
Construction revenues                                11,194                   -                                           11,194
Other revenues-net                                        8                   -                                                8
                                                   --------            --------                                         --------

Total revenues                                      679,141              54,386                                          624,755
                                                   --------            --------                                         --------

Plant operating expenses                            411,336              10,722                                          400,614
Construction costs                                   15,412                   -                                           15,412
Depreciation and amortization                        62,794               6,862                                           55,932
Debt service charges-net                             59,933                 961                                           58,972
Other operating costs and expenses                    4,685                   -                                            4,685
Net gain on sale of businesses                      (1,136)                   -                                          (1,136)
Selling, administrative and general expenses         27,815               7,919                                           19,896
Other (income) expense-net                           13,801                   -                                           13,801
                                                   --------            --------                                         --------
Total costs and expenses                            594,640              26,464                                          568,176
                                                   --------            --------                                         --------
Equity in income from
     unconsolidated investments                      17,921               2,026                                           15,895
                                                   --------            --------                                         --------

Operating income (loss)                             102,422              29,948                                           72,474
Interest expense (net of interest income
     of $3,074, and excluding  post-petition
     contractual interest of $728)                 (30,686)               (483)                                         (30,203)
Reorganization items                               (60,726)             (3,300)                                         (57,426)
                                                   --------            --------                                        --------
Income (loss) from continuing operations
     before income taxes, minority interests,
     discontinued operations and the
     cumulative effect of change in accounting
     principle                                       11,010              26,165                                         (15,155)

Income tax (expense) benefit                        (4,124)                   -                (10,728)            (1)     6,604
Minority interests                                  (6,648)                   -                       -                  (6,648)
                                                   --------            --------               ---------                 --------

Income (loss) from continuing operations
     before discontinued
     operations and change in accounting principle $    238            $ 26,165              $ (10,728)               $ (15,199)
                                                   ========            ========              ==========               ==========

Basic income (loss) per share:
Income (loss) from continuing operations           $      -            $   0.53              $     0.22               $    (0.31)
                                                   ========            ========              ==========               ==========
Diluted income (loss) per share:
Income (loss) from continuing operations           $     -             $   0.53              $     0.22               $   (0.31)
                                                   ========            ========              ==========               ==========

       COVANTA ENERGY CORPORATION (DEBTOR IN POSSESSION) AND SUBSIDIARIES
             UNAUDITED PROFORMA CONDENSED STATEMENT OF CONSOLIDATED
                        OPERATIONS AND COMPREHENSIVE LOSS
                      FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                      Business To Be         Pro Forma
                                                     As Reported         Disposed            Adjustment              Pro Forma
                                                     -----------         --------            ----------              ---------
                                                         (In Thousands of Dollars, Except Per Share Amounts)
Service revenues                                    $  514,450         $     235           $      -                $  514,215
Electricity and steam sales                            363,290            65,229                                      298,061
Construction revenues                                   42,277                 -                                       42,277
Other revenues-net                                         263                 -                                          263
                                                    ----------         ---------                                   ----------
Total revenues                                         920,280            65,464                                      854,816
                                                    ----------         ---------                                   ----------

Plant operating expenses                               539,409             8,033                                      531,376
Construction costs                                      42,699                 -                                       42,699
Depreciation and amortization                           89,363             9,088                                       80,275
Debt service charges-net                                88,293             1,928                                       86,365
Other operating costs and expenses                      23,352                 -                                       23,352
Net loss on sale of businesses                           1,943                 -                                        1,943
Selling, administrative and general expenses            55,003             9,406                                       45,597
Project development expenses                             3,844                 -                                        3,844
Other (income) expense-net                              15,908              (24)                                       15,932
Write-down of assets held for use                      101,211                 -                                      101,211
Obligations related to assets held for sale             46,000                 -                                       46,000
                                                    ----------         ---------                                   ----------
Total costs and expenses                             1,007,025            28,431                                      978,594
                                                    ----------         ---------                                   ----------

Equity in income from unconsolidated investments        25,076             2,321                                       22,755
                                                    ----------         ---------                                   ----------

Operating income (loss)                               (61,669)            39,354                                    (101,023)
Interest expense (net of interest
     income of $3,074 and excluding post-petition
     contractual interest of $728)                    (46,754)           (1,859)                                     (44,895)
Reorganization items                                  (49,106)                 -                                     (49,106)
                                                    ----------         ---------                                   ----------
Income (loss) from continuing operations before
     income taxes, minority interests,
     discontinued operations and the cumulative
     effect of change in accounting principle        (157,529)            37,495                                    (195,024)

Income tax (expense) benefit                            13,446                 -             (15,082)         (1)      28,528
Minority interests                                     (9,104)                 -                    -                 (9,104)
                                                    ----------         ---------           ----------              ----------
Loss from continuing operations before discontinued
     operations and change in accounting principle  $(153,187)         $  37,495           $ (15,082)              $(175,600)
                                                    ----------         ---------           ----------              ----------

Basic Income (loss) per share:
Income (loss) from continuing operations            $   (3.08)         $    0.75           $     0.30              $   (3.53)
                                                    ==========         =========           ==========              ==========
Diluted Income (loss) per share:
Income (loss) from continuing operations            $   (3.08)         $    0.75           $     0.30              $   (3.53)
                                                    ==========         =========           ==========              ==========

       COVANTA ENERGY CORPORATION (DEBTOR IN POSSESSION) AND SUBSIDIARIES
            UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2003



                                                                            Remove Net           Pro forma
                                                          As Reported       Assets Sold         Adjustments           Pro forma
                                                          -----------       -----------         -----------           ---------
                                                           (In Thousands of Dollars, Except Share and Per Share Amounts)
Assets
Current Assets:
Cash and cash equivalents                                $  138,414            $  (92)          $  199,902    (2)  $  338,408
Restricted funds held in trust                              142,681              2,340                   -            140,341
Receivables (less allowances: 2003, $23,230)                254,245             13,304                   -            240,941
Deferred income taxes                                        11,200                 15                   -             11,185
Prepaid expenses and other current
     assets (less allowance 2003, $3,000)                    75,843                121                   -             75,722
                                                         ----------          ---------          ----------         ----------
Total current assets                                        622,383             15,688             199,902            806,597
Property, plant and equipment-net                         1,538,002             71,561                              1,466,441
Restricted funds held in trust                              152,028              3,003                                149,025
Unbilled service and other receivables
     (less allowances of $2,957 in 2003)                    134,441                  -                   -            134,441
Unamortized contract acquisition costs-net                   56,390                  -                   -             56,390
Other intangible assets-net                                   7,213                  -                   -              7,213
Investments in and advance to investees and
     joint ventures                                         173,659             41,169                   -            132,490
Other assets                                                56,237                 245                   -             55,992
                                                         ----------          ---------          ----------         ----------

Total Assets                                             $2,740,353          $ 131,666          $  199,902         $2,808,589
                                                         ==========          =========          ==========         ==========

Liabilities and Shareholders' Deficit
Liabilities:
Current Liabilities:
Current portion of long-term debt                         $  14,788           $  6,388              $    -           $  8,400
Current portion of project debt                             108,695              6,211                   -            102,484
Accounts payable                                             28,424                693                   -             27,731
Accrued expenses                                            232,867              9,515               2,469    (3)     225,821
Deferred income                                             38,388                   -                   -             38,388
                                                         ----------          ---------          ----------         ----------

Total current liabilities                                   423,162             22,807               2,469            402,824
Long-term debt                                               24,105                  -                   -             24,105
Project debt                                              1,020,666             15,528                   -          1,005,138
Deferred income taxes                                       243,303                  -                   -            243,303
Deferred income                                             143,176                  -                   -            143,176
Other liabilities                                            89,746              2,452                   -             87,294
Liabilities subject to compromise                           932,746                  -                   -            932,746
Minority interests                                           40,905                  -                   -             40,905
                                                         ----------          ---------          ----------         ----------
Total Liabilities                                         2,917,809             40,787               2,469          2,879,491
                                                         ----------          ---------          ----------         ----------
Shareholders' Deficit:
Serial cumulative convertible preferred
     stock, par value $1.00 per share, authorized,
     4,000,000 shares; shares outstanding: 33,049 in
     2003 net of treasury shares of 29,820 in 2003               33                  -                   -                 33
Common stock, par value $.50 per share; authorized,
     80,000,000 shares; outstanding: 49,824,251 in
     2003, net of treasury shares of 4,125,350 in 2003       24,912                  -                   -             24,912
Capital surplus                                             188,156                  -                   -            188,156
Notes receivable from key employees for common                (870)                  -                   -              (870)
     stock issuance
Unearned restricted stock compensation                         (14)                  -                   -               (14)
Deficit                                                   (392,473)             90,879             197,433          (285,919)
Accumulated other comprehensive income                        2,800                  -                   -              2,800
                                                         ----------          ---------          ----------         ----------

Total Shareholders' Deficit                               (177,456)             90,879             197,433           (70,902)
                                                         ----------          ---------          ----------         ----------

Total Liabilities and Shareholders' Deficit             $ 2,740,353          $ 131,666          $  199,902         $2,808,589
                                                        ===========          =========          ==========         ==========

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

Basis of Presentation

The above unaudited pro forma consolidated financial statements present financial information for Covanta giving effect to the sale of the Geothermal Business, which was effective as of December 18, 2003. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2003 is presented as if the transaction occurred on that date. The historical amounts were derived from unaudited financial statement included in Covanta's quarterly report on Form 10-Q for the period ended September 30, 2003. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2002 are presented as if the transaction had occurred on December 31, 2001 and exclude the anticipated gain to be realized. The historical amounts were derived from audited financial statements included in Covanta's annual report on Form 10-K for the year ended December 31, 2002.

Unaudited Pro Forma Financial Information

(1) Pro forma adjustment for income taxes reflecting the Company's reduction of income tax expense for income generated by the Geothermal Business sold.

(2) Reflects the sale on December 18, 2003 of the net assets of Geothermal Business for gross proceeds of $215.2 million less settlement of obligations of approximately $9.9 million and related transaction costs, estimated to be $5.4 million.

(3)  Reflects the assumption of $2.5 million in state income taxes by Covanta.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 23, 2003

                                         COVANTA ENERGY CORPORATION


                                         By: /s/  Jeffrey R. Horowitz
                                             ------------------------------
                                         Name:  Jeffrey R. Horowitz
                                         Title: Senior Vice President, General
                                                Counsel and Secretary